EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
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Summary of Loss (Profit) Per Share
Basic net earnings (loss) per share provides a measure of the interests of each ordinary common share in the Company’s performance over the year. Diluted net earnings (loss) per share adjusts basic net income (loss) per share for the effect of all dilutive potential common shares.

	For the year ended December 31,
	2023	2022
Basic earnings (loss) per share
Net income (loss) attributable to NexGen shareholders	$ 80,816	$ (56,587)
Weighted average number of common shares	498,243,824	479,680,438

Basic earnings (loss) per share	$ 0.16	$ (0.12)

Diluted earnings (loss) per share
Diluted earnings (loss) available to NexGen shareholders	$ 80,816	$ (56,587)

Weighted average number of common shares	498,243,824	479,680,438
Effect of share options on issue	14,698,606	-
Weighted average number of common shares (diluted)	529,214,619	479,680,438

Diluted earnings (loss) per share	$ 0.16	$ (0.12)